SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of theSecurities Exchange Act of 1934

March 03, 2006

ADVANCED OXYGEN TECHNOLOGIES, Inc.

(Exact Name of Registrant as Specified in its Charter)

 Delaware 000-09951 91-1143622

(State of Incorporation) (Commission File No.) (I.R.S. EmployerIdentification No.)

C/O Crossfield Incorporated133 West 13th St. Suite no.5 New York, NY 10011

(Address of Principal Executive Offices)

Registrant's Telephone Number: (212) 727-7085

26883 Ruether AvenueSanta Clarita, CA, 91351

(Former Address)

Table of Contents

Item 2: Acquisition or Disposition of Assets

Item 9: Exhibits

Signatures

Exhibits:

Exhibit I, Acquisition Agreement (Danish original)

Exhibit II, Acquisition Agreement (English translation)

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to an acquisition agreement attached hereto as exhibit I (Danish original) and Exhibit II (English Translation) ("Acquisition Agreement"), on March 3, 2006 Anton Nielsen Vojens ApS ("ANV"), a wholly owned subsidiary of Advanced Oxygen Technologies, Inc. ("AOXY") entered into an agreement to sub divide and sell a 3,300 M2 portion of its Vojens City property ('Property") for Two Million Three hundred Thousand Danish Krone (2.300.000 DKk) to Ejendomsselskabet Ostergade 67 ApS, a Danish company ("EO"). Under the terms of the Acquisition Agreement:

1. EO has deposited 2.300.000 DKK with ANV,

2. EO is purchasing the Property in an as is condition,

3. EO is responsible for all costs of the transaction including but not limited to: sub division costs, legal, financial, 1/2 the filing costs, deed transfer costs and ANV is responsible for the survey costs and 1/2 the filing costs,

4. The deposit will be released to ANV upon transfer of the deed, and the satisfaction of all of the terms of the Acquisition Agreement.

The remainder of the Vojens City property owned by ANV will continue to be leased by StatOil AS. StatOil AS has executed an amended lease with ANV conditioned upon the transfer of the Property whereby StatOil AS has extended its current lease with ANV for a 20 year period and the new base annual indexed rent will begin at 200.000 DKK.

ITEM 9. EXHIBITS

EXHIBIT I, Acquisition Agreement (Danish, original)

EXHIBIT II, Acquisition Agreement (English Translation)

SIGNATURE

In accordance with the requirements of the Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 14, 2006

/s/ Robert E. Wolfe /s/
------------------------------------------
Robert E. Wolfe, Chairman of the Board and
Chief Executive Officer and Principal
Financial Officer

EXHIBIT I, ACQUISITION AGREEMENT (Danish)

BETINGET SKODDE

Undertegnede

Anton Nielsen Vojens ApS

cvr. n r. 31 36 34 11

Dyreborgvej 101

5600 Faaborg.

(i det folgende kaIdet saelger)

Saelger, skoder og betinget overdrager herved til

Ejendomsselskabet Ostergade 67 ApS

cvr. n r.*

Ostergade 65

6500 Vojens

(idet folgende kaidet kober)

Ca 3.300 m2 af den selskabet ifolge tingbogen tilhorende ejendom

matr.nr. 1446 Vojens

af samlet areal 4.040 m2 ifolge tingbogen og beliggende Ostergade 67, 6500 Vojens

Det overdragne, der er under udstykning, betegnes som del nr. *, jf. vedhaeftede rids.

Overdragelsen er i ovrigt indgaet pa folgende naermere vilkar:

1.

I handelen medfolger den pa grunden vaerende bebyggelse med grund-, mur-og magelfast tilbehor, stobegods og varmeanlaeg, alle slags ledninger og installationer, herunder i det omfang det er installeret, faste lamper og fast badevaerelsesudstyr, hegn, traeer, planter og alt ejendommens rette tilliggende og tilhorende alt som besigtiget og antaget af kover.

Ejenddommen overdrages i overigt med de samme rettigheder, byrder, servitutter og forpligtelser, hvormed den har tilhort saelger og tidligere ejere, herunder eventuaelle rettigheder og forpligtelser overfor ejendommens forsyningsselskaber og grunderjerforeninger.

Ejendonmmen, herunder bygininger og udenomsarealer, er overtaget af kober i den stand, hvori disse er og forefindes, idet det er aftalt, at kober ikke I forbindelse med eventuelle pa bygningerne knostaterede mangler kan gore noget krave gaeldende mod saelger.

Saelger oplyser,

at ejendommen saelger bekendt ikke er under omvurdering,

at der saelger bekendt ikke verserer sager eller er udstedt pabud, der vedrorer ejendommen,

at ejendommen saelger bekendt ikke er omfattet af tidsbegraensede dispensationer,

at ejendommen ikke er omfattet af lov om brandsikring af aeldre beboelsesbygninger m.v. Fremtidige aendringer heri er saelger uvedkommende,

at der ikke sker varmelevering i henhold til kontrakt,

at der ikke i saelgers ejer etableret affaldsdepot eller losseplads pa ejendommen,

at ejendommen saelger bekendt er forurenet, og at der i denne anledning er tinglyst et notat pa ejendommen,

at der saelger bekendt ikke fra offentlige myndigheder foreligger uopfyldte krave om eventuel registrering som affaldsdepot og/eller forurening,

at der formentlig vil ske en forureningsundersogelse foretaget af amtet,

at der er to olieudskillere pa grunder. Kober patager sig answvaret for evnetuel retablering og godkendelse af offentilig myndighed.

Fremtidige krav til miljoforhold for kobers anvendelse af ehendommen er saelger uvedkommende.

Kobers fremtidige pataenkte benyttelse af ejendommen er saelger uvedkommende.

Ejendommen er ikke omfattet af ”Lov om fremme af energi-og vandbesparelser i byginger”.

2.

Overtagelsesdagen er aftalt til den 1. marts 2006, fra hvilket tidspunkt det solgte henligger for kobers regning og risiko i enhver henseende.

Kober overtager ejendommen fri for lejemal og andre brugsrettigheder.

Det pahviler kober ved egen foranstaltning, at tegne nodvendige forsikringer, herunder imod bygningsbrand, med virkning fra overtagelsesdagen.

Hvis ejendommens bygininger er fuld-og nyvaerdiforsikrede mod brandskade er risikoen herfor do allerede overgaet fra kobsaftalens dato. Kober er da berettiget til lerstatningen fra brandforsikringen efter de herom gaeldende regler og forpligtet til at opfylde den indgaede handel.

Overtagelsesdagen er samtidig skaeringsday med hensyn til de ejendommen vedrorende indtaegtrer og udgifter, og der udfaerdiges saedvanlig refusionsopgorelse, hvis tilsvar berigtiges kontant.

Evenuelle foraldne ydelser for eller pa overtagelsesdagen betales af saelger.

Kober er ansvarlig for at ejendomsskattern n.v., der forfalder til betaling efter overtagelsesdagen, betales rettidigt, uanset om opkraevning matte vaere fremsendt.

I perioden til endelig unstykning foreligger fordeles ejendommens skatter mellem saelger og kober i det forhold, der svarer til arealet.

Kober meeddeler ejerskifte til de repektive forsyningsslskaber med henblik pa afleasning af forbrugsmalere og fremsendelse af slutopgorelse. I de tilfaelde hvor de respektive forsyningsselskaber ikke foretager aflaesning foretages aflaesning af parterne i forening./

Saleger eller dennes advokat sorger for afmelding af eventuelle betalingsordninger.

3.

Kobersummen er aftalt til kr. 2.300.000.00- skriver tomillionertrehundredetusinde kroner 00 ore – hvilket belob indbetales konant senest pr. Overtagelsesdagen den 1. marts 2006 Nordea, Haderslev.

Kobesummen- med fradrag af indfrielse af ikke overtagen pantegaeld, betaling af eventuelle restancer, betaling ef eventuel kober tilkommende refusionssaldo samt det omkostningsbelob som saelger i henhold til nedenstaende skal betale- indsaettes pa deponeringskonto til frigivelse, nar naervaerende skode forelilgger tinglyst endeligt uden praejudicerende retsanmaerkninger.

Kob esummens fordeling:

Bygninger kr. 2.061.750,00

Grund kr. 238.250,00
============================

KOBESUM I ALT kr. 2.300.000,00

4.

Ejendommen er ikke saerskilt vurderet. Vaerdien af ejendommen pa anmeldelsestidspunktet udgor kr. 2.300.000,00.

5.

Der pahviler ikke ejendommen gaeld til det offentlige eller endre vedrorende vand, vej, fortov kloak eller lignende, og hvad der eventuelt senere matte blive palagt ejendommen af sadanne bidrag, skal vaere saelger uvedkommende. Saelger oplyser dog, at der saelger bekendt ikke er afsagt kendelser eller udfort arbejder, der medforer bidrag af her naevnte art.

Gaeld, der betales efter forbrugsmalere, betales af kober fra skaeringsdagen.

6.

Kober er gjort bekendt me og respekterer, at der pa ejendommen er tinglyst folgende servitutter:

01.05.1962 Dokument om oversigt m.v.

02.03.1967 Dokument om oversigt m.v.

23.01.1979 Dokument om adgangsbegraensning m.v.

01.05.1979 Dokument om byggelinie m.v.

25.09.1997 Lokalplan nr. 12-53

Med hensyn til servitutternes naermere indhold henvises til ejendommens blad i tingbogen.

Kober respekterer endvidere de servitutter, der in henhold til servituterklaering udarbejdet af Kort og Matrikelstyrelsen if forbindelse med udstykningssagen matte blive palagt ejendommen.

7.

Kober overtager udenfor kobesummen saelgers eventuelle momsteguleringsforpligtelser for ejendommen. Kober og saelger underskriver erklaering herom overfor toldvaesenet.

Saelger leverer til kober en opgorelse herover senset i forbindelse med udfaerdigelse af refusionsopgorelse.

8.

Under henvisning til lovbekendtgorelse nr. 920 af 22. december 1989 med senere aendringer om sommerhuse og campering erklaerer kober, at ejendommen skal envendes til et formal, der ikke er omfattet af lovens 1, men i stedet skal envendeds til udlejning til erhverv.

9.

Haervaerende handel er af begge parter betinget af:

1. Kobesummens berigtigelse.

2. Udstykningens gennemforelse, saledes at saelger beholder 740 m2 der udlejes til Statoil.

Handelen er endvidere fra kobers dside betinget af:

3. At der ingas en aftale mellem kober og Statoil om faelles ret til at benytte faelles indkorsel til enendommen, som tiltraedes af saelger og tinglyses pa begge ejendomme.

4. At der med saelger etableres en forlejeret og forkobsret til markedsvilkar pa det af statoil lejede areal, safremt Statoil ikke laengereanvender dette til benzinanlaeg med respekt af Statoils eksisterende rettigheder.

5. At Statoil aflyser lejeret og forkobsret pa det herved solgte areal.

Parterne meddeler advokat Erik Berg, Vojens og advokat Bjarne Ditlevsen, Vojens, hver for sig fuldmagt til at give og tage endeligt skode, nar betingelsen herfor er opfyldte, dog bemyndiges Kort og Matrikelstyrelsn herved til pa parternes vegne at fremsende overdragelsesdokumenterne til tinglysning som adkomst for kober, nar udstykningen er gennemfort og ikke afventer andet end registrering i matriklen.

10.

Omkostningerne ved naervaerende handels berigtigelse afholdes saledes:

Registreringsafgift skode samt omkostninger til udarbejdelse af deklarationer betales af saelger og kober med halvdelen hver.

Saelger alene betaler omkostninger til egen radgiver samt udstykningsomkostninger herunder eventuelle relaksationer.

Kober alene betaler omkostninger til egen radgiver.

Skanderborg, den 3 marts, 2006

Som saelger:

Anton Nielsen Vojens ApS.

/s/ Aage Madsen

Til vitterlighed om underskriftens aegthed, dateringens rigtighed samt underskriverens myndighed for sa vidt angar Aage Madsen:

Personlig underskrift: /s/Lise Gemmel Personlig underskrift: /s/Jens S. Olsen

Nave: Lise Gemmel Nave: Jens S. Olsen

Stilling: sygeplejeske Stilling konsulent

Addresse: IP Jacobsensvey 67 Address: IP Jacobsensvey

Postnr./By: 8230 Aabyhoy Postnr./By: 8230 Aabyhoy

Vojens, den 1. marts 2006

Som kober:

Ejendomsselskabet Ostergade 67 ApS

/s/Diens Chirstian Barsoe Kliver /s/ Bente Friis Kliver /s/ Peter Lorenzen Kliver

Diens Christian Barsoe Kliver, Bente Friis Kliver, Peter Lorenzen Kliver

EXHIBIT II, ACQUISITION AGREEMENT (English)

The undersigned Anton Nielsen Vojens ApS

(Seller)

Sells and assigns herewith to

Ejendomsselskabet Østergade 67 ApS

(Buyer)

App. 3,300 sq.m. of the real estate belonging to Seller according to public records noted under real estate number 1446 of Vojens City now under sub division.

The transfer of ownership is agreed on the following conditions:

§1.

In the transfer is included all on the land existing constructions with all fixed and attached parts of this construction, all installations, heating equipment, fixtures of any kind, all plants and trees and all that belongs to the real estate, everything as seen and accepted by Buyer.

The estate is transferred with the same rights, burdens and obligations that has been a part of the estate with Seller and previous owners including rights and obligations in connection with the local utility companies.

The estate, and the buildings and outdoor area, is transferred to Buyer in the condition, in which it is found at the day of transfer, and it is agreed, that Buyer can not make any claims against Seller based on the actually found conditions of the real estate.

Seller is informing:

That the estate is not undergoing public reevaluation

That there to Sellers knowledge are no public demands on the estate

That the estate is not part of any time-limited dispensations

That the law regarding fire security does not have any implications on the estate

That there is no public heating delivered to the estate.

That there is no waste deposit established in Sellers ownership time

That the estate is polluted and that there is a public notice on the estate regarding that

That there is no unfulfilled public request to register the estate as polluted

That there is likely in the future a public pollution investigation on the estate

That there are 2 oil separators on the estate. Buyer has full responsibility for any reestablishment and public approval in the future.

Future demands regarding environmental issues on the estate related to Buyers future use of the estate is of no consequence for Seller.

Buyers future use of the estate is of no consequence for Seller.

§2

The day of transfer is agreed to be March 1st 2006. From this day and time the estate will be on the risk and cost of Buyer.

Buyer will receive the estate free for any leans and leases.

Buyer must from the day of transfer establish own insurance.

The day of transfer is the cut off day for all income and all expenses related to the estate and a refund sheet is made up accordingly. Any cost connected to the estate and with due date on or before the day of transfer is paid by Seller.

Buyer is responsible for paying real estate taxes etc. even though the actual bill is send to Seller.

In the period until subdivision is final and separate real estate tax bills are issued the parties will split the total tax bill according to the size of their respective land.

Buyer will report the change in ownership to the respective utility companies and secure reading of the usage up till the day of transfer.

Sellers automated payment arrangements are cancelled by Seller.

§ 3.

The purchase price is agreed to 2,300,000 DKK – tomillionthreehundredthousanddanishkroner and 00 oere – which amount is paid in cash no later than on the day of transfer on March 1st into Sellers Bank; Nordea, Haderslev.

The purchase price – with deductions for debt that is not transferred to Buyer, payment of late fees and resulting refund to Buyer and costs connected to the sale including sales tax, is placed on deposit to be released when this deed is duly noted by the authorities without any remarks.

The purchase price is based on the following valuation:

Constructions and buildings DKK 2,061,750

Land value DKK 238,250

Total purchase price DKK 2,300,000

§ 4.

The transferred real estate is not publicly valuated by the authorities. The value on the time of sale is 2,300,000 DKK.

§ 5.

There is no debt to the public or others regarding water, road, sidewalk, sewage or the like and what in the future will be allocated of debt on the real estate is of no consequence for Seller. Seller is however informing that no such decision has been made – according to his knowledge.

§ 6.

Buyer knows and respects that the estate has noted the following obligations:

01.05.1962 Document regarding view lines.

02.03.1967 Document regarding view lines.

23.01.1979 Document regarding limited access.

01.05.1979 Document regarding building lines.

25.09.1997 Local City Plan for the area.

Regarding the more specific obligations in the documents the public real estate office is referenced.

Buyer respects all obligations that will be pu on the estate in connection with the subdivision.

§ 7.

Buyer will in connection to the purchase price respect and include the public value added tax obligation connected to the estate. Buyer and Seller jointly signs a declaration to the Danish State.

Seller delivers to Buyer a calculation showing the total VAT obligation.

§ 8.

In reference to the Danish Law number 920 dated December 22nd. 1989 with later changes regarding vacation homes and camping Buyer declares that the estate will be used for purposes not included in the laws description in pgf.1, but on the contrary to business lease.

§ 9.

This deed is conditioned upon:

1. Payment of the purchase price.

2. Approval of the subdivision whereby Seller keeps app. 740 m2 that is leased to StatOil A/S.

The deed is further from buyers side conditioned upon:

3. An agreement between StatOil A/S and Buyer regarding joint access to access roads.

4. That Buyer from Seller receives a right to lease or buy the StatOil leased land if StatOil no longer wants this land for gas station. This right to lease or buy is on marked conditions and respects the StatOil rights to the estate.

5. That StatOils existing lease and purchase rights to the existing estate is cancelled.

The parties gives Attorneys at Law, Erik Berg and Bjarne Ditlevsen, Vojens each the power to give and take final deed when the above conditions are fulfilled. However the ministry of Map and Land is empowered to send this deed to final noting in the estate register when the subdivision is carried out and approved.

§ 10.

The costs connected to this deed is paid as follows:

Taxes and fees connected to this deed and costs connected to declarations regarding joint access to access roads is paid by Seller and buyer with each half.

Seller alone pays own advisor and the costs of subdivision.

Buyer alone pays own advisor.

Skanderborg march 3rd. 2006

As Seller

Anton Nielsen Vojens ApS

A.Madsen (sign)

Vojens March 1st. 2006

As Buyer

Ejendomsselskabet Østergade 67 ApS

Diens Christian Barsøe Kliver, Bente Friis Kliver Peter Lorentzen Kliver